Exhibit 99.1

Summary of findings and conclusions of review

Findings from the independent engineering (IE) review (“IE Report”) are presented first for Tranche 1. Subsequently, findings from the associated addendum (“Addendum”) specific to Tranche 2 are summarized.

Tranche 1

Introduction

Tranche 1 of the Green Bank’s Solar Home Renewable Energy Credit (SHREC) portfolio represents approximately 6,800 residential-scale solar PV systems. All of the residential scale solar PV systems are installed in Connecticut.

Engineering process review

DNV GL has reviewed the Request for Qualifications and Program Guidelines for Eligible Contractors and Third-party PV System Owners to participate in the Residential Solar Investment Program (RSIP) document provided by the Green Bank, dated 1 November 2016.

The RSIP document provides the requirements necessary for a PV system to be eligible for Green Bank incentives, including requirements for contractors and PV system owners to qualify as approved RSIP-eligible PV system installers.

A summary of the primary findings and/or risks identified is provided in the following table.

IE Report Section	Primary Findings

2.1	Summary: The Green Bank has issued a request for qualifications (RFQ), which explains the process and requirements PV system installers must follow to qualify as an eligible Installer and later receive incentives through the RSIP. The program requires that PV system installers pass incentives onto the homeowners as a cost reduction during contracting (i.e. system purchase, lease, or power purchase agreement). The PV system installers do not receive the incentives until they have passed the Green Bank’s completion requirements, which includes review of a self-inspection report following installation and a potential audit of the installed PV system.

2.1.1	PV system eligibility requirements: Notably, the RSIP document requires the PV system to be in The United Illuminating Company (UI) or Eversource Energy service territories, to be grid-tied, and PV equipment must be new and listed by the California Energy Commission (CEC).

2.1.2	Installers eligibility requirements: Installers must first complete an application process to become eligible to participate in the RSIP. The application process requires the installer to demonstrate experience and licensing/certification, as well as provide subcontractor and homeowner contracts and terms, including a five-year workmanship warranty on all components. The Green Bank will review the installer annually or as-needed to ensure compliance with RSIP standards.

2.1.3	Installer responsibilities: Once approved, Installers have responsibilities such as completing accurate pre-construction assessment and calculations, completing RSIP applications, receiving approvals for the PV system from authorities, complying with inspection reports and completion documents, and passing required inspections.

2.1.3.1	Installer completion documents: Upon completing the PV system installation, Installers are required to submit a project completion certificate, utility approval-to-energize documentation, self-inspection report (including all required photos), energy efficiency audit documents, and performance data provider information (e.g. approved revenue-grade meter ID).

2.1.4	Green Bank rights: Under the RSIP rules, the Green Bank is the owner and receives all renewable energy credits (REC)s. The Green Bank reviews completion documents, specifically the self-inspection report submission and will follow-up with the Installer as needed. The Green Bank has the right to perform an audit of the system to confirm completion documentation submitted is accurate. The Green Bank reserves the right to withhold or adjust incentives based on inspection reports or other information.

Major Equipment Review

A summary of the primary findings and/or risks identified is provided in the following table.

IE Report Section	Primary Findings

3.1	PV Modules: The module manufacturers in Tranche 1, except for Silfab, are large established manufacturers with some extended-duration test data. These manufacturers are considered to be capable of manufacturing modules without atypical reliability or quality risk as compared to the broader industry. Silfab, with 2% of the modules in the Tranche 1, is a smaller and less experienced manufacturer which might present an atypical risk relative to more established suppliers available in the market.

3.2	PV Inverters: Over 99% of Tranche 1 is represented by SolarEdge, ABB, SMA, Enphase, SunPower, and Fronius inverters. Based on past detailed technology reviews of SolarEdge, ABB, SMA, Enphase, and SunPower inverters, DNV GL considers these manufacturers to be acceptable suppliers of inverters to Tranche 1. DNV GL has not performed a detailed technology review of Fronius inverters; however, DNV GL considers Fronius to be an acceptable supplier based on DNV GL’s limited experiences with the manufacturer and Fronius’s reputation in the industry.

3.3	Racking: DNV GL has not reviewed racking used by individual installers in this Tranche 1. DNV GL considers residential roof racking commonly installed to be a low risk item.

3.4	Meter: The eligible Green Bank approved revenue grade meters include Locus L Gate 101 and 120, Enphase Envoy S, Solar Log plus GE210, and the SolarEdge meter. All the meters provide adequate accuracy. Meter reliability was not evaluated, though the technology used in the meters should provide adequate reliability.

SHREC production forecasting procedure review

DNV GL has reviewed the procedures by which the Green Bank generates energy production forecasts for residential systems with the purpose of evaluating the long-term accuracy of these forecasts and their usefulness for predicting Tranche 1’s SHRECs from energy production.

A summary of the primary findings and/or risks identified is provided in the following table.

IE Report Section	Primary Findings

4.2	Energy simulation: Since 2006, PowerClerk has acted as the proposal and system reporting portal for all Green Bank systems, as well as supporting the Green Bank’s energy and incentive program.

4.3.1	Meteorological data: The Green Bank uses Clean Power Research (CPR) SolarAnywhere data at the site location as the irradiation data input to the energy estimate simulation. The data satellite imagery collected from geosynchronous satellite networks and is applied to 10 x 10 km mesh grids. The data spans 1998 – 2017.

4.3.3	Loss factors: The Green Bank applies a 10% loss factor in PowerClerk to account for all component loss factors except for shading. DNV GL finds the 10% loss factor reasonable for this specific Tranche 1 of systems based on regional weather

4.3.5	Validating the Green Bank’s energy estimates: Of the 20 systems reviewed, DNV GL independently validated 14 of the 20 systems to within ±1% and reconciled 20 systems to within ±1%.

Production analysis

DNV GL has analyzed a production dataset from Tranche 1 of deployed systems to confirm the accuracy of the Green Bank’s energy production estimates and to set expectations for future production of these systems.

DNV GL has also estimated and presented the uncertainty in its production forecast.

A summary of the primary findings and/or risks identified is provided in the following table.

IE Report Section	Primary Findings

5.1	Production data set: The Green Bank provided production data and system details for the systems comprising Tranche 1. DNV GL has used the production history of Tranche 1 to forecast future production of Tranche 1.

5.3	Production Sample results: The Production Sample systems have underperformed their estimates by 0.3% on average. DNV GL compared the performance of the Production Sample by Installer, permission to operation (PTO) date, module manufacturer, and inverter manufacturer.

5.5	Tranche 1 forecasting: DNV GL has produced a SHREC energy estimate correction factor for Tranche 1 of 0.995.

5.6	Uncertainty: DNV GL has calculated a portfolio-level P50 correction factor of 99.5% of the Green Bank’s first-year energy estimate. DNV GL has calculated a P90 correction factor of 94.5% of the Green Bank’s first-year P50 energy estimate.

Major agreement review

SHREC sales to The Connecticut Light and Power Company (dba “Eversource Energy”) and UI are provided for using a Master Purchase Agreement (MPA). DNV GL has reviewed the following executed agreements (collectively, “MPAs”), all dated 7 February 2017 with Eversource Energy and UI.

The MPAs provide for the Green Bank to sell SHRECs at firm pricing ($50 per MWh for Tranche 1) for 15 years. The Buyer, either Eversource Energy or UI, is obligated to purchase those SHRECs in a tranche associated with the energy generated by the projects assuming the pre-requisites have been met and continue to be met through the term. The main difference between the MPAs provided is the Buyer’s Percentage Entitlement (“BPE”); Eversource Energy having a BPE of 80% and UI having a BPE of 20%. DNV GL has not identified other meaningful differences between the individual MPAs.

While the buyer is obligated to purchase all SHRECs from a qualifying tranche, there is not a SHREC guaranty or other performance-based terms that require a minimum amount of electricity be produced from a tranche.

A summary of the primary findings and/or risks identified is provided in the following table.

IE Report Section	Primary Findings

6.1.1	Parties and contract status: Buyer of SHRECs: Eversource Energy (80%) UI (20%) Contract status: Executed 7 February 2017

6.1.2	Term: The tranche delivery term starts on 1 January of a tranche year and continues for 15 years. The Buyer’s obligation to purchase tranche SHRECs will end no later than the earlier of when the Green Bank achieves deployment of 255.4 MWdc of qualifying residential solar PV installations or 31 December 2022, meaning the final tranche start date would begin 1 January 2022.

6.1.3	Sale of SHRECs: The purchase price of each SHREC is $50.00 in the MPAs for Tranche 1. The Green Bank establishes the price of each tranche in accordance with Connecticut General Statutes. A SHREC is equal to one megawatt hour (MWh) of electricity generated from a qualifying residential solar PV system. The Buyer is obligated to purchase all SHRECs generated by SHREC projects in a tranche. SHRECs are invoiced quarterly.

6.1.4	Obligations of the Green Bank: The Green Bank is responsible for ensuring energy generation has begun prior to tranche delivery start date, providing the tranche purchase price and project details, ensuring the SHREC projects qualify as residential solar PV system, executed the tranche confirmation, and completing delivery of SHRECs to Buyer.

6.1.5	Obligations of Buyer: The Buyer is responsible for ensuring it has received regulatory and corporate approval and has received tranche detail and executed the confirmation.

6.1.6	Energy generation and metering: SHREC projects must be located behind a qualifying utility revenue meter and must have a separate meter dedicated to measurement of SHREC project’s energy output. The meter shall be installed, operated, maintained, and tested to meet applicable requirements and standards of the utility and electric system operator.

Operating system review

DNV GL has completed an electrical design audit for a sample of 20 systems within Tranche 1 for the purpose of confirming consistency with the Green Bank’s agreed processes, and identifying any specific issues or risks. In addition, 10 sample systems were selected from within Tranche 1 for site inspection.

A summary of the primary findings and/or risks identified is provided in the following table.

IE Report Section	Primary Findings

7.1.1	Electrical audit: DNV GL considers the sampled systems to exhibit standard electrical design quality, which is consistent with typical practices in the residential market. DNV GL does not expect that the PV systems in Tranche 1 are at above-normal risk of electrical issues.

7.1.2	Structural audit: The Green Bank does not require installers to submit structural design drawings as part of project completion. As such, DNV GL was not able to select a sample of structural designs for audit. Site visit inspection results are summarized in Section 7.2 of the IE Report in lieu of a structural design audit sample review.

7.2

Site inspection review summary: Ten PV systems in Tranche 1 were inspected in September 2018. The average Performance Index (PI) for the installers varies between 0.931 and 1.017.

- Structural:

DNV GL notes the highest risk is the three systems that are noted to have inadequate clearance for fire department access per the International Fire Code (IFC) and National Electric Code (NEC), as this represents a potential life safety issue. Systems with inadequate flashing represent low risk to production, although operation and maintenance (O&M) costs may be increased due to roof leak warranty claims. DNV GL notes that at three locations Institute for Building Technology and Safety (IBTS) has indicated that flashing was not used or the roof penetration had not been sealed. Moreover, DNV GL notes that best industry practice evaluates the existing roof using structural analysis before construction and by visual inspection on site to determine whether structural upgrades are required, but this is left to the authority having jurisdiction (AHJ)’s requirements in the Green Bank’s process. DNV GL considers the risk of a structural failure due to the installation of PV modules to be low.

- Electrical:

DNV GL notes that the found issues do not impact the immediate performance of the system. However, DNV GL’s opinion is that there is low to moderate risk that the issues noted could result in reliability concerns, future downtime, increased O&M costs, reduced project life and safety events. The extent of the issues noted on some systems were atypical to what DNV GL commonly observes in typical residential portfolios. Common issues are typically limited to inadequate wire-management and incorrect labeling. The issues noted are not consistent across the projects and therefore it is evident that future projects could benefit from design, installation, and quality assurance/control process oversight and management improvement and better enforcement. Tracking inspection results could identify reoccurring issues and quality checks to mitigate these issues could be added to the Green Bank’s self-inspection checklist in the future.

Financial model technical input review

A summary of the primary findings and/or risks identified is provided in the following table.

IE Report Section	Primary Findings

8.1	Revenue: DNV GL has developed a correction factor of 0.995, which is intended to be applied to the Green Bank’s first-year energy estimates for Tranche 1, and degrade at -0.75% per year at a P50 confidence level. DNV GL expects well-designed, properly installed, and well-maintained PV systems to perform in line with expectations for 25–30 years.

8.2	O&M: DNV GL understands that the Green Bank does not have direct responsibility for O&M costs for Tranche 1, as the Green Bank’s role is as an asset program administrator. As such, DNV GL has not reviewed either projected Performance Guarantee payout liabilities or inverter replacement cost projections.

8.3	Stress cases: DNV GL has provided production stress cases as well as consideration for installer bankruptcy / market exit. The Green Bank has contracted with Locus for Tranche 1 monitoring, and the Green Bank has contracted with SunSystem Technology as a third-party US residential O&M provider. DNV GL views this as an appropriate risk mitigation step.

Tranche 2

Introduction

At the request of the Green Bank, DNV GL has performed a technical due diligence review of the residential photovoltaic (PV) systems in Tranche 2 of the Green Bank’s Solar Home Renewable Energy Credit (SHREC) portfolio, representing approximately 7,250 residential-scale solar PV systems.

The purpose of this Addendum is to summarize Tranche 2 performance, create a production forecast, and perform an equipment review. Specifically, DNV GL’s scope of work includes review of the following:

•	Major equipment review

•	SHREC production forecasting procedure review

•	Production analysis of operational PV systems

•	Operating system review

•	Financial model technical input review.

Major equipment review

A summary of the primary findings and/or risks identified is provided in the following table.

Addendum Section	Primary Findings

3.1	PV Modules: DNV GL has reviewed additional module manufacturers in Tranche 2 which were not represented in Tranche 1. The module manufacturers, Jinko, SolarWorld, and JA Solar, are large established manufacturers with extended-duration test data. These manufacturers are considered to be capable of manufacturing modules without atypical reliability or quality risk as compared to the broader industry.

3.2	PV Inverters: Over 99% of Tranche 2 is represented by SolarEdge, ABB, SMA, Enphase, SunPower, and Fronius inverters. Based on past detailed technology reviews of SolarEdge, ABB, SMA, Enphase, and SunPower inverters, DNV GL considers these inverters to be acceptable suppliers to the Tranche 2. DNV GL has not performed a detailed technology review of Fronius inverters; however, DNV GL considers Fronius to be an acceptable supplier based on DNV GL’s limited experiences with the manufacturer, and their reputation in the industry.

3.3	Racking: DNV GL has not reviewed racking used by individual installers in this Tranche 2. DNV GL considers residential roof racking commonly installed to be a low risk item.
3.4	Meter: The eligible Green Bank approved revenue grade meters include Locus L Gate 101 and 120, Enphase Envoy S, Solar Log plus GE210, and the SolarEdge meter. All the meters provide adequate accuracy. Meter reliability was not evaluated, though the technology used in the meters should provide adequate reliability.

SHREC production forecasting procedure review

DNV GL has reviewed the procedures by which the Green Bank generates energy production forecasts for residential systems with the purpose of evaluating the long-term accuracy of these forecasts and their usefulness for predicting Tranche 2’s SHRECs from energy production.

A summary of the primary findings identified is provided in the following table.

Addendum Section	Primary Findings

4.1.1	Validating the Green Bank’s energy estimates: Of the 20 systems reviewed, DNV GL independently validated 19 of the 20 systems and reconciled the deviation in the remaining system to within ±1%.

Production analysis

DNV GL has analyzed a production dataset from Tranche 2 deployed systems to confirm the accuracy of the Green Bank’s energy production estimates and to set expectations for future production of these systems.

DNV GL has also estimated and presented the uncertainty in its production forecast.

A summary of the primary findings and/or risks identified is provided in the following table.

Addendum Section	Primary Findings

5.1	Production data set: The Green Bank provided production data and system details for the systems in Tranche 2. DNV GL has used the production history of Tranche 2 to forecast future production of Tranche 2.

5.3	Production Sample results: The Production Sample systems have underperformed their estimates by 0.7% on average. DNV GL compared the performance of the Production Sample by Installer, PTO date, module manufacturer, and inverter manufacturer.

5.5	Tranche 2 forecasting: DNV GL has produced a SHREC energy estimate correction factor for the Tranche 2 of 0.991.

5.6	Uncertainty: DNV GL has calculated a portfolio-level P50 correction factor of 99.1% of the Green Bank’s first-year energy estimate. DNV GL has calculated a P90 correction factor of 94.8% of the Green Bank’s first-year P50 energy estimate.

Operating system review

DNV GL has completed an electrical design audit for a sample of 20 systems within Tranche 2 for the purpose of confirming consistency with the Green Bank’s agreed processes, and identifying any specific issues or risks. In addition, 10 sample systems were selected from within Tranche 2 for site inspection.

A summary of the primary findings identified is provided in the following table.

Addendum Section	Primary Findings

6.1.1	Electrical audit: DNV GL considers the sampled systems to exhibit standard electrical design quality, which is consistent with typical practices in the residential market. DNV GL does not expect that the PV systems in the Tranche 2 are at above-normal risk of electrical issues.

6.1.2	Structural audit: The Green Bank does not require installers to submit structural design drawings as part of project completion. As such, DNV GL was not able to select a sample of structural designs for audit. Site visit inspection results are summarized in Section 6.2 of the Addendum in lieu of a structural design audit sample review.

6.2

Site inspection review summary: Ten PV systems in CT were inspected in September 2018. The average Performance Index (PI) for the installers varies between 0.981 and 1.000.

- Structural:

Of the structural issues noted, the highest risk are the five systems that are noted to have inadequate clearance for fire department access per the IFC and NEC, as this represents a potential life safety issue. The Green Bank has indicated, however, that these systems were code compliant at the time of installation since Connecticut has recently (October 2018) adopted the 2015 International Fire Code, which requires setbacks. The Green Bank has also indicated that fire setback checks are being added to the self-inspection report checklist to assure compliance going forward. Systems with inadequate flashing represent low risk to production, although O&M costs may be increased due to roof leak warranty claims. DNV GL notes that in only one location IBTS has indicated that flashing was not used on PV array racking roof penetrations. Moreover, DNV GL notes that best industry practice evaluates the existing roof using structural analysis before construction and by visual inspection on site to determine whether structural upgrades are required, but this is left to the AHJ’s requirements in the Green Bank’s process. DNV GL considers the risk of a structural failure due to the installation of PV modules to be low.

- Electrical:

DNV GL notes that the found issues do not impact the immediate performance of the system. However, DNV GL’s opinion is that there is low to moderate risk that the issues noted could result in reliability concerns, future downtime, increased O&M costs, reduced project life and safety events. The extent of the issues noted on some systems were atypical to what DNV GL commonly observes in typical residential portfolios. Common issues are typically limited to inadequate wire-management and incorrect labeling. The issues noted are not consistent across the projects and therefore it is evident that future projects could benefit from design, installation, and quality assurance/control process oversight and management improvement and better enforcement. Tracking inspection results could identify recurring issues and quality checks to mitigate these issues could be added to the Green Bank’s self-inspection checklist in the future. The Green Bank has confirmed they have implemented a new tracking and sorting system, PowerClerk v2, allowing them to better track recurring issues by installer and determine where deficiencies need to be addressed.

Financial model review

A summary of the primary findings and/or risks identified is provided in the following table.

Addendum Section	Primary Findings

7.1	Revenue: DNV GL has developed a correction factor of 0.991, which is intended to be applied to the Green Bank’s first-year energy estimates for Tranche 2, and degrade at -0.74% per year at a P50 confidence level. DNV GL expects well-designed, properly installed, and well-maintained PV systems to perform in line with expectations for 25–30 years.

7.2	O&M: DNV GL understands that the Green Bank does not have direct responsibility for O&M costs for Tranche 2, as the Green Bank’s role is as an asset program administrator. As such, DNV GL has not reviewed either projected Performance Guarantee payout liabilities or inverter replacement cost projections.

7.3	Stress cases: DNV GL has provided production stress cases as well as consideration for installer bankruptcy / market exit. The Green Bank has contracted with Locus for Tranche 2 monitoring, and the Green Bank has contracted with SunSystem Technology as a third-party US residential O&M provider. DNV GL views this as an appropriate risk mitigation step.